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                                                                      EXHIBIT 23


                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Employee Stock Option Plan of First Federal Capital Corp of our report dated January 24, 2001, with respect to the consolidated financial statements of First Federal Capital Corp included in the Annual Report (Form 10-K) for the year ended December 31, 2000.



                                                     Ernst & Young LLP


Milwaukee, Wisconsin
March 20, 2001






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